                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                          /s/ Eugene S. Kahn
                      ----------------------------------------------------------
                      Eugene S. Kahn
                      Director, Chief Executive Officer and President of The May Department Stores Company, a Delaware corporation

                      and

                      Chief Executive Officer and President of The May Department Stores Company, a New York corporation


Date:  July 27, 2000

                                POWER OF ATTORNEY



         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                   /s/ Jerome T. Loeb
                               -------------------------------------------------
                               Jerome T. Loeb
                               Director and Chairman of the Board of The May Department Stores Company, a Delaware corporation

                               and

                               Director and Chairman of the Board of The May Department Stores Company, a New York corporation


Date:  July 27, 2000

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                          /s/ John L. Dunham
                     -----------------------------------------------------------
                     John L. Dunham
                     Director, Vice Chairman and Chief Financial Officer of The May Department Stores Company, a Delaware corporation

                     and

                     Director, Vice President and Chief Financial Officer of The May Department Stores Company, a New York corporation


Date:  July 27, 2000

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                            /s/ Jan R. Kniffen
                        --------------------------------------------------------
                        Jan R. Kniffen
                        Director, Senior Vice President and Treasurer of The May Department Stores Company, a New York corporation


Date:  July 27, 2000

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                     /s/ Anthony J. Torcasio
                                ------------------------------------------------
                                Anthony J. Torcasio
                                Director and Vice Chairman of The May Department Stores Company, a Delaware corporation


Date:  July 27, 2000

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                             /s/ R. Dean Wolfe
                       ---------------------------------------------------------
                       R. Dean Wolfe
                       Director and Executive Vice President of Acquisitions and Real Estate of The May Department Stores Company, a Delaware corporation


Date:  July 27, 2000

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as her true and lawful attorney-in-fact and agent, with full power of substitution for her and in her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute may lawfully do or cause to be done by virtue hereof.



                                    /s/ Marsha J. Evans
                                ------------------------------------------------
                                Marsha J. Evans
                                Director of The May Department Stores Company, a Delaware corporation



Date:  July 27, 2000

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as her true and lawful attorney-in-fact and agent, with full power of substitution for her and in her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute may lawfully do or cause to be done by virtue hereof.



                                    /s/ Helene L. Kaplan
                                ------------------------------------------------
                                Helene L. Kaplan
                                Director of The May Department Stores Company, a Delaware corporation


Date:  July 27, 2000

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                    /s/ James M. Kilts
                                ------------------------------------------------
                                James M. Kilts
                                Director of The May Department Stores Company, a Delaware corporation


Date:  July 27, 2000

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                     /s/ William D. Perez
                                ------------------------------------------------
                                William D. Perez
                                Director of The May Department Stores Company, a Delaware corporation


Date:  July 27, 2000

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                    /s/ Russell E. Palmer
                                ------------------------------------------------
                                Russell E. Palmer
                                Director of The May Department Stores Company, a Delaware corporation


Date:  July 27, 2000

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                    /s/ Michael R. Quinlan
                                ------------------------------------------------
                                Michael R. Quinlan
                                Director of The May Department Stores Company, a Delaware corporation


Date:  July 27, 2000

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                     /s/ William P. Stiritz
                                ------------------------------------------------
                                William P. Stiritz
                                Director of The May Department Stores Company, a Delaware corporation


Date:  July 27, 2000

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                   /s/ Robert D. Storey
                                ------------------------------------------------
                                Robert D. Storey
                                Director of The May Department Stores Company, a Delaware corporation


Date:  July 27, 2000

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                     /s/ Edward E. Whitacre, Jr.
                                ------------------------------------------------
                                Edward E. Whitacre, Jr.
                                Director of The May Department Stores Company, a Delaware corporation


Date:  July 27, 2000